UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 20, 2012

 AMERICAN POWER CORP.
 (Exact Name of Registrant as Specified in Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

333-151517 (Commission File Number)	27-4429450 (IRS Employer Identification Number)
16 Market Square Centre
1400 16th Street, Suite 400
Denver – CO 80202
(Address of principal executive offices)

 (720) 932-8389
  (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1 Private Placement Subscription Agreement with Black Sands Holdings, Inc.
Signatures

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2012, American Power Corp. (the “Company” or the “Registrant”) entered into a Private Placement Subscription For Non U.S. Subscribers (the “Agreement”) with Black Sands Holdings, Inc. (“Black Sands”), in order to subscribe to and purchase units (each a “Unit”) valued at $.06 per Unit for an aggregate purchase price (“Purchase Price”) of one hundred thousand ($100,000) dollars.  Each Unit shall consist of one (1) share of common stock of the Company and one warrant (“Warrant”).  Each Warrant shall entitle the holder to purchase one additional share of Common Stock of the Company, at a strike price equal to 150% of the price of the Unit, for a period of three (3) years.

Pursuant to the Agreement, and in exchange for the Purchase Price, Black Sands has agreed to purchase Units consisting of 1,666,667 shares of common stock of the Company with Warrants to purchase 1,666,667 additional shares of common stock, at an exercise price of nine cents ($0.09) per share for a period of three (3) years.  Black Sands will acquire the shares after full payment of the Purchase Price.  Black Sands is not an “affiliate” of the Registrant as defined by Rule 144(a)(1) promulgated under the Securities Act of 1933.

An executed copy of the Private Placement Subscription Agreement with Black Sands is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement and in exchange for the Purchase Price, the Registrant shall issue 1,666,667 shares of common stock to Black Sands Holdings, Inc. at $0.06 per share with Warrants to purchase 1,666,667 additional shares of common stock at an exercise price of nine cents ($0.09) per share for a period of three (3) years. The proceeds from this offering will be used for working capital purposes. We relied on exemptions provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation S. We made this offering based on the following facts: (1) the issuance was an isolated private transaction which did not involve a public offering; (2) there was only one offeree, (3) the offeree has agreed to the imposition of a restrictive legend on the face of the stock certificate representing the shares indicating the stock cannot be resold unless registered or an exemption from registration is available; (4) the offeree was a sophisticated investor familiar with our company and stock-based transactions; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations; and (7) the negotiations for the sale of the stock took place directly between the offeree and our management; (8) the sale was made offshore to a foreign corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Private Placement Subscription Agreement with Black Sands Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Power Corp.

DATED: September 24, 2012	By:	/s/ Al Valencia
AlValencia, Chief Executive Officer

Exhibit Index

Exhibit 10.1  Private Placement Subscription Agreement with Black Sands Holdings, Inc.